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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of DataWorks Corporation of our report dated April 5, 1996, relating to the financial statements of DCD Corporation, which appears on page F-3 of DataWorks Corporation's 1997 Annual Report on Form 10-K.

                                        /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 1998